                                                                  Exhibit 10.57

                                                                  Execution Copy


                               SECURITY AGREEMENT


                  This security agreement (this "Agreement"), dated as of August 15, 2001, among Alamosa (Delaware), Inc., a Delaware corporation (the "Company"), Wells Fargo Bank Minnesota, N.A., as security agent (in such capacity the "Security Agent"), Wells Fargo Bank Minnesota, N.A., as collateral agent (in such capacity, the "Collateral Agent")for Wells Fargo Bank Minnesota, N.A., as trustee (in such capacity, the "August 2001 Trustee") under the August 2001 Indenture (as defined herein), for Wells Fargo Bank Minnesota, N.A., as trustee (in such capacity, the "2001 Trustee") under the January 2001 Indenture (as defined herein) and for Wells Fargo Bank Minnesota, N.A., as trustee (in such capacity, the "2000 Trustee", and together with the August 2001 Trustee and the January 2001 Trustee, the "Trustees") under the 2000 Indenture (as defined herein), the August 2001 Trustee (as to paragraph 6(b)) the January 2001 Trustee (as to paragraph 6(b)) and the 2000 Trustee (as to paragraph 6(b)).


                                    RECITALS

                  A. Pursuant to an Indenture dated as of January 31, 2001 (the "January 2001 Indenture") among the Company, certain subsidiaries of the Company (the "Subsidiary Guarantors") and the January 2001 Trustee, the Company issued $250,000,000 aggregate principal amount of its 12 1/2% Senior Notes due 2011, including any notes issued in exchange therefor in connection with one or more registration statements (the "January 2001 Notes").

                  B. Pursuant to an Indenture dated as of August 15, 2001 (the "August 2001 Indenture") among the Company, certain subsidiaries of the Company (the "Subsidiary Guarantors") and the August 2001 Trustee, the Company is issuing $150,000,000 aggregate principal amount of its 13 5/8% Senior Notes due 2011, including any notes issued in exchange therefor in connection with one or more registration statements (the "August 2001 Notes").

                  C. Pursuant to an Indenture dated as of February 8, 2000 (the "2000 Indenture", and together with the August 2001 Indenture and the January 2001 Indenture, the "Indentures") among the Company, certain subsidiaries of the Company and the 2000 Trustee, the Company issued $350,000,000 aggregate principal amount at maturity of its 12 7/8% Senior Discount Notes due 2010 (the "2000 Notes", and together with the January 2001 Notes and the August 2001 Notes, the "Notes").

                  D. As security for its obligations under the Notes and the Indentures, the Company hereby grants to the Collateral Agent, for the equal and ratable benefit of the 2000 Trustee, the


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                                       2

January 2001 Trustee and the August 2001 Trustee and the holders of the 2000 Notes, the January 2001 Notes and the August 2001 Notes, a security interest, subject to and pending disbursement pursuant to this Agreement, in the Security Account (as defined herein).

                  E. The parties have entered into this Agreement in order to set forth the conditions upon which, and the manner in which, funds will be disbursed from the Security Account and released from the security interest and lien described above.



                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows;

         1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in either of the Indentures. In addition to any other defined terms used herein, the following terms shall constitute defined terms for purposes of this Agreement and shall have the meanings set forth below:

                  "Applied" means that disbursed funds have been applied (i) to the scheduled payment of interest on the Notes, (ii) to the release to the Company in accordance with Section 3(c) hereof; or (iii) to any combination of the foregoing.

                  "Available Funds" means (A) the sum of (i) the Initial Escrow Amount and (ii) dividends and other earnings paid on the funds in the Security Account (including holdings of U.S. Government Obligations), less (B) the aggregate disbursements previously made pursuant to this Agreement.

                  "Business Day" shall have the meaning given such term in the Indentures.

                  "Collateral" shall have the meaning given in Section 6(a) hereof.

                  "Eligible Institution" means a commercial banking institution that has combined capital and surplus of not less than $500 million or its equivalent in foreign currency, whose debt is rated "A" (or higher) according to Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's") at the time as of which any investment or rollover therein is made.


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                                       3

                  "Interest Payment Date", with respect to any Notes, means the Interest Payment Date for such Notes as set forth in the applicable Indenture.

                  "Initial Escrow Amount" shall mean $39,200,000 of the proceeds from the offering of the August 2001 Notes.

                  "January Security Agreement" shall mean the security agreement, dated as of January 31, 2001, among Alamosa (Delaware), Inc., a Delaware corporation, Wells Fargo Bank Minnesota, N.A., as security agent, Wells Fargo Bank Minnesota, N.A., as collateral agent for Wells Fargo Bank Minnesota, as trustee under the Indenture dated as of January 31, 2001 between Alamosa (Delaware), Inc. and Wells Fargo Bank Minnesota, N.A., as trustee, the 2001 Trustee (as to paragraph 6(b)) and the 2000 Trustee (as to paragraph 6(b)).

                  "Collateral Agent Payment Notice and Disbursement Request" means a notice sent by the Collateral Agent on behalf of any of the August 2001 Trustee, the January 2001 Trustee or the 2000 Trustee to the Security Agent notifying the Security Agent of an upcoming Interest Payment Date in respect of the 2000 Notes, the January 2001 Notes or the August 2001 Notes and requesting a disbursement, in substantially the form of Exhibit B hereto. Each Collateral Agent Payment Notice and Disbursement Request shall be signed by an officer of the Collateral Agent designated in a certificate of the Collateral Agent setting forth specimen signatures of authorized officers delivered to the Security Agent.

                  "Trustee Notice and Disbursement Request" means a notice sent by the August 2001 Trustee, the January 2001 Trustee or the 2000 Trustee to the Collateral Agent notifying the Collateral Agent of an upcoming Interest Payment Date in respect of the 2000 Notes the January 2001 Notes or the August 2001 Notes and requesting a disbursement, in substantially the form of Exhibit A hereto. Each Trustee Payment Notice and Disbursement Request shall be signed by an officer of any of the August 2001 Trustee, the January 2001 Trustee or the 2000 Trustee designated in a certificate of the August 2001 Trustee, the January 2001 Trustee or the 2000 Trustee setting forth specimen signatures of authorized officers delivered to the Collateral Agent.

                  "Security Account" shall mean the Security Account No. 11455501 established by the Security Agent at Wells Fargo Bank Minnesota, N.A., Sixth & Marquette, MAC N9303-110, Minneapolis, MN 55479, ABA# 091000019 in the name "Alamosa (Delaware), Inc." and pursuant to Section 2(a) hereof.

                  "Security Account Statement" shall have the meaning given in
Section 2(f) hereof.


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                                       -4-

                  "Withdrawal Certificate" means a certificate of the January 2001 Trustee to the Collateral Agent notifying the Collateral Agent that upon the occurrence of a scheduled Interest Payment Date with respect to the January 2001 Notes, the January 2001 Trustee had applied to withdraw funds from the January Security Account to make such payment and (ii) that there had been a shortfall in the amount contained in such account. Any Withdrawal Certificate shall be substantially in the form of Exhibit C to the Security Agreement and shall be signed by an officer of the January 2001 Trustee designated in a certificate of the January 2001 Trustee setting forth specimen signatures of authorized officers delivered to the Collateral agent.

         2.       Security Account; Security Agent.

                  (a) Appointment of Security Agent; Establishment of Security Account. The Company and the Collateral Agent on behalf of the August 2001 Trustee, the January 2001 Trustee and the 2000 Trustee hereby appoint the Security Agent, and the Security Agent hereby accepts appointment, as Security Agent, under the terms and conditions of this Agreement.

                  Concurrently with the execution and delivery hereof, the Security Agent shall establish the Security Account at its office located at Minneapolis, Minnesota. Subject to Section 3, Section 5 and the other terms and conditions of this Agreement, all funds accepted by the Security Agent pursuant to this Agreement shall be held in the Security Account, and all amounts from time to time in the Security Account shall be held for the equal and ratable benefit of the holders of the Notes. For all purposes under this Agreement, when making ratability calculations concerning the distribution of funds between holders of the August 2001, Notes, the January 2001 Notes and holders of the 2000 Notes, such calculations shall be made by taking the Accreted Value of the 2000 Notes outstanding at such time as the amount of the 2000 Notes outstanding and by taking the principal amount of each of the January 2001 Notes and the August 2001 Notes, respectively, outstanding at such time, plus all accrued but unpaid interest thereon, as the amount of the January 2001 Notes and the August 2001 Notes outstanding, respectively. All such funds shall be held in the Security Account until disbursed in accordance with the terms hereof. The Security Account shall be under the sole dominion and control of the Security Agent for the equal and ratable benefit of the holders of the Notes. Concurrently with the execution and delivery hereof, the Company shall deliver the Initial Escrow Amount to the Security Agent for credit to the Security Account against the Security Agent's written acknowledgment and receipt of the Initial Escrow Amount.

                  (b) Security Agent Compensation. The Company shall pay to the Security Agent such compensation for services to be performed by it under this Agreement as are set forth in Exhibit D to this Agreement.

                  The Company shall reimburse the Security Agent upon request for all reasonable expenses, disbursements, and advances incurred or made by the Security Agent in implementing any of the provisions of this Agreement, including reasonable compensation, expenses and disbursements of its counsel (such compensation, expenses and disbursements of counsel not to exceed $15,000 in the aggregate), except any such expense, disbursement, or advance as may arise from its gross negligence or wilful misconduct.

                  (c) Investment of Funds in Security Account. Funds credited to the Security Account shall be invested and reinvested upon the following terms and conditions:

                  (i) Acceptable Investments. All funds credited to the Security Account shall be initially invested by the Security Agent in U.S. Government Obligations in accordance with the Company's written instructions to the Security Agent. Thereafter, the Security Agent shall invest all funds (including proceeds of any such investments at maturity and dividends paid and other earnings on any such investments) in the Security Account in cash items or U.S. Government Obligations designated by the Company in writing from time to time. All U.S. Government Obligations in respect of the Security Account shall be assigned and credited to and held in the possession of or, in the case of U.S. Government Obligations in respect of the Security Account maintained in book entry form with the Federal Reserve Bank, transferred to a book entry account in the name of, the Security Agent in respect of the Security Account, for the equal and ratable benefit of the holders of the Notes (subject to Section 3 and Section 5), with such guarantees as are customary, except that U.S. Government Obligations in respect of the Security Account maintained in book entry form with the Federal Reserve Bank shall be transferred to a book entry account in the name of the Security Agent at the Federal Reserve Bank that includes only U.S. Government Obligations held by the Security Agent for its customers and segregated by separate recordation in respect of the Security Account in the books and records of the Security Agent, subject to the provisions of Section 5 hereof. The Security Agent shall credit all such investments to the Security Account.

                 (ii) Security Interest in Investments. No investment of funds in the Security Account shall be made unless the Company has certified to the Security Agent and the Collateral Agent acting for the equal and ratable benefit of the 2000 Trustee and the holders of the 2000 Notes, the


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                                       -6-

         January 2001 Trustee and the holders of the January 2001 Notes and the August 2001 Trustee and the holders of the August 2001 Notes that, upon such investment, the Collateral Agent acting for the equal and ratable benefit of the 2000 Trustee and the holders of the 2000 Notes, the January 2001 Trustee and the holders of the January 2001 Notes and the August 2001 Trustee and the holders of the August 2001 Notes, will have a (to the Company's knowledge, with respect to priority only) first priority perfected security interest in the applicable investment. A certificate as to a class of investments need not be issued with respect to individual investments in securities in that class if the certificate applicable to the class remains accurate with respect to such individual investments. Counsel to the Company shall provide an Opinion of Counsel to the Security Agent or any Trustee, as applicable, in the event any such opinion is required for the applicable Indenture to remain in compliance with the Trust Indenture Act of 1939.

            (iii) Dividends and other Earnings. All dividends and other earnings paid on funds invested in U.S. Government Obligations shall be credited to the Security Account as additional Collateral for the benefit of the holders of the Notes (subject to Section 3 and Section 5) and shall be reinvested in accordance with the terms hereof at the Company's written instruction.

             (iv) Limitation on Security Agent's Responsibilities. The Security Agent's sole responsibilities under this Section 2 shall be (A) to retain possession of certificated U.S. Government Obligations (except, however, that the Security Agent may surrender possession to the issuer of any such U.S. Government Obligations for the purposes of effecting assignment, crediting interest, or reinvesting such security or reducing such security to cash) and to be the registered or designated owner of U.S. Government Obligations which are not certificated, (B) to follow the Company's written instructions given in accordance with
         Section 2(c)(i) hereof, (C) to invest and reinvest funds pursuant to this Section 2(c) and (D) to use its best efforts to reduce to cash such U.S. Government Obligations as may be required to fund any disbursement in accordance with Section 3 hereof. In connection with clause (A) above, the Security Agent will maintain continuous possession in the State of New York of certificated U.S. Government Obligations and cash included in the Collateral and will cause uncertificated U.S. Government Obligations to be registered in the book-entry system of, and transferred to an account of the Security Agent at, the Federal Reserve Bank of New York.

                  (d) Substitution of Security Agent. The Security Agent may resign by giving no less than 30 days' prior written notice to the Company and the Collateral Agent acting on behalf of the August 2001 Trustee, the January 2001 Trustee and the 2000 Trustee. Such resignation shall take effect upon the later to occur of (i) delivery of all funds and U.S. Government Obligations maintained by the Security Agent hereunder and copies of all books, records, plans and other documents in the Security Agent's possession relating to such funds or U.S. Government Obligations or this Agreement to a successor Security Agent ap pointed by the Company and (ii) the Company, the Collateral Agent acting on behalf of the August 2001 Trustee, the January 2001 Trustee and the 2000 Trustee and such successor Security Agent entering into this Agreement or any written successor agreement no less favorable to the interests of the holders of the Notes and the Collateral Agent acting on behalf of the August 2001 Trustee, the January 2001 Trustee and the 2000 Trustee than this Agreement; and the Security Agent shall thereupon be discharged of all obligations under this Agreement and shall have no further duties, obligations or responsibilities in connection herewith. If a successor Security Agent has not been appointed or has not accepted such appointment within 30 days after notice of resignation is given to the Company, the Security Agent may apply to a court of competent jurisdiction for the appointment of a successor Security Agent and no such resignation shall take effect until such appointment of a successor Security Agent is made and the terms of the second sentence of this Section 2(d) have been complied with.

                  (e) Security Account Statement. Each month, the Security Agent shall deliver to the Company, the Collateral Agent, the August 2001 Trustee, the January 2001 Trustee and the 2000 Trustee a statement of the Security Agent in a form reasonably satisfactory to the Company and the Collateral Agent setting forth with reasonable particularity the balance of funds then in the Security Account and the manner in which such funds have been and are invested (the "Security Account Statement"). The parties hereto irrevocably instruct the Security Agent that on the first date upon which the balance in the Security Account (including the holdings of all U.S. Government Obligations is reduced to zero, the Security Agent shall, as soon as practicable, deliver to the Company, to the August 2001 Trustee, the January 2001 Trustee, the 2000 Trustee and to the Collateral Agent a written notice that the balance in the Security Account has been reduced to zero.

                  (f) Representations of Security Agent. The Security Agent represents and warrants that (i) the Security Account created by the Security Agent for purposes of this Agreement is a "securities account" as defined under Section 8-501 of the UCC


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                                       -8-

and (ii) the Security Agent is a "securities intermediary" as defined under
Section 8-102(a) of the UCC.

         3.       Disbursements.

                  (a) Trustee Payment Notice and Disbursement Request; Disbursements. The applicable Trustee shall, four Business Days prior to a scheduled Interest Payment Date with respect to any of the Notes, submit to the Collateral Agent a completed Trustee Payment Notice and Disbursement Request substantially in the form of Exhibit A hereto. In the event that the applicable Interest Payment Date relates to the January 2001 Notes, the applicable Trustee shall also be required to submit to the Collateral Agent a completed Withdrawal Certificate substantially in the form of Exhibit C hereto. In addition, the applicable Trustee shall submit to the Collateral Agent a completed Trustee Payment Notice and Disbursement Request substantially in the form of Exhibit A hereto in the event that the condition set forth in the first sentence of
Section 3(d) is fulfilled.

                  (b) Collateral Agent Payment Notice and Disbursement Request; Disbursements. The Collateral Agent, upon receipt of a Trustee Payment Notice, shall, four Business Days prior to a scheduled Interest Payment Date with respect to any of the Notes, submit to the Security Agent a completed Collateral Agent Payment Notice and Disbursement Request substantially in the form of Exhibit B hereto. In addition, the Collateral Agent shall submit to the Security Agent a completed Collateral Agent Payment Notice and Disbursement Request substantially in the form of Exhibit B hereto in the event that the condition set forth in the first sentence of Section 3(d) is fulfilled.

                  The Security Agent's disbursement pursuant to any Collateral Agent Payment Notice and Disbursement Request shall be subject to the satisfaction of the applicable conditions set forth in Section 3(c) hereof. Provided such Payment Notice and Disbursement Request is not rejected by it for failure to comply with Section 3(c), the Security Agent, within two (2) Business Days following receipt of such Collateral Agent Payment Notice and Disbursement Request, shall disburse the funds requested in such Payment Notice and Disbursement Request by wire or book- entry transfer of immediately available funds to the account of the applicable Trustee.

                  (c) Conditions Precedent to Disbursement. The Security Agent's payment of any disbursement shall be made only if: (A) the Collateral Agent shall have submitted, in accordance with the provisions of Section 3(b) herein, a completed Collateral Agent Payment Notice and Disbursement Request to the Security Agent substantially in the form of Exhibit B hereto with blanks appropriately filled in; provided, however, that the


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                                       -9-

Security Agent shall notify the Collateral Agent as soon as reasonably possible (but not later than two (2) Business Days from the date of receipt of the Collateral Agent Payment Notice and Disbursement Request) if any Collateral Agent Payment Notice and Disbursement Request is rejected for failure to comply with Section 3(b) and the reasons therefor and upon such notification, the Collateral Agent shall thereupon resubmit the Payment Notice and Disbursement Request with appropriate changes; and (B) the Security Agent and the Collateral Agent shall not have received any notice from the 2000 Trustee, the January 2001 Trustee or the August 2001 Trustee that there has occurred and is continuing an Event of Default (as defined in the Indentures) (in which event the Security Agent shall apply all Available Funds as required by Section 6(c)(iii) hereof). Notwithstanding the previous sentence, in the event that an Event of Default shall have previously occurred but shall at the time of the Collateral Agent's submission of a completed Collateral Agent Payment Notice and Disbursement Request to the Security Agent such Event of Default shall no longer be continuing, then the Security Agent shall disburse the requested funds as set forth in the Collateral Agent Payment Notice and Disbursement Request.

                  (d) Final Release. In the event there are any Available Funds following the disbursement to be made in connection with the interest payment on the August 2001 Notes due August 15, 2003, such Available Funds (including U.S. Government Obligations Investments) shall be paid to the Company immediately upon the submission to the Security Agent of a completed Payment Notice and Disbursement Request substantially in the form of Exhibit A hereto; provided, however, that no Event of Default shall have occurred and be continuing at the time of the submission of such notice. Notwithstanding the previous sentence, in the event that an Event of Default shall have previously occurred but shall at the time of the Collateral Agent's submission of a completed Collateral Agent Payment Notice and Disbursement Request to the Security Agent such Event of Default shall no longer be continuing, then the Security Agent shall disburse the requested funds as set forth in the Collateral Agent Payment Notice and Disbursement Request. At such time as all amounts in the Security Account shall have been disbursed or released in accordance with this Agreement, the security interest in the Collateral evidenced by this Agreement shall terminate and be of no further force and effect. In addition, upon release or disbursement of any Collateral from the Security Account in accordance with the terms of this Agreement, the security interest evidenced by this Escrow Agreement in the Collateral so released shall terminate and be of no further force and effect.

         4.       Security Agent.

                  Limitation of the Security Agent's Liability; Responsi bilities of the Security Agent. The Security Agent's responsibility and liability under this Agreement shall be limited as follows: (i) the Security Agent does not represent, warrant or guaranty to the holders of the Notes from time to time the performance of the Company; (ii) the Security Agent shall have no responsibility to the Company or the holders of the Notes or the Collateral Agent from time to time as a consequence of the performance by the Security Agent hereunder, except for any gross negligence or wilful misconduct of the Security Agent and except with respect to claims based upon such gross negligence or wilful misconduct that are successfully asserted against the Security Agent; (iii) the Company shall remain solely responsible for all aspects of the Company's business and conduct; and (iv) the Security Agent is not obligated to supervise, inspect, or inform the Company or any third party of any matter referred to above.

                  No implied covenants or obligations shall be inferred from this Agreement against the Security Agent, nor shall the Security Agent be bound by the provisions of any agreement beyond the specific term hereof. Specifically and without limiting the foregoing, the Security Agent shall in no event have any liability in connection with its investment, reinvestment or liquidation, in good faith and in accordance with the terms hereof, of any funds or U.S. Government Obligations held by it hereunder, including without limitation any liability for any delay not resulting from gross negligence or wilful misconduct in such investment, reinvestment or liquidation, or for any loss of principal or income incident to any such delay.

                  The Security Agent shall be entitled to rely upon any judicial order or judgment, upon any written Opinion of Counsel or upon any certification, instruction, notice, or other writing delivered to it by the Company or the Collateral Agent in compliance with the provisions of this Agreement without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of service thereof. The Security Agent may act in reliance upon any instrument comporting with the provisions of this Agreement or signature believed by it to be genuine and may assume that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

                  At any time, the Security Agent may request in writing an instruction in writing from the Company, and may at its own option include in such request the course of action it proposes to take and the date on which it proposes to act, regarding any matter arising in connection with its duties and obligations hereunder; provided, however, that the Security Agent shall state in such request that it believes in good faith that such proposed course of action is consistent with another identified provision of this Agreement. The Security Agent shall not be liable to the Company for acting without the Company's consent in accordance with such a proposal on or after the date specified therein if (i) the specified date is at least two Business Days after the Company receives the Security Agent's request for instructions and its proposed course of action, which instructions shall have been delivered to the Company at least two Business Days prior to such action and (ii) prior to so acting, the Security Agent has not received the written instructions requested from the Company, which instructions shall have been delivered to the Company at least two Business Days prior to such action.

                  The Security Agent may act pursuant to the written advice of counsel chosen by it with respect to any matter relating to this Agreement and (subject to this Section 4) shall not be liable for any action taken or omitted in accordance with such advice.

                  The Security Agent shall not be called upon to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property credited hereunder.

                  In the event of any ambiguity in the provisions of this Agreement with respect to any funds or property credited hereunder, the Security Agent shall be entitled to refuse to comply with any and all claims, demands or instructions with respect to such property or funds, and the Security Agent shall not be or become liable for its failure or refusal to comply with conflicting claims, demands or instructions. The Security Agent shall be entitled to refuse to act until either any conflicting or adverse claims or demands shall have been finally determined by a court of competent jurisdiction or settled by agreement between the conflicting claimants as evidenced in a writing, satisfactory to the Security Agent, in which event the Security Agent shall act in accordance with such determination or agreement.

                  No provision of this Agreement shall require the Security Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

                  The Security Agent shall not be required to institute legal proceedings of any kind and shall not be required to initiate or defend any legal proceedings which may be instituted against it in respect of the subject matter of this Agreement. If the Security Agent does elect to act it will do so only to the extent that it is indemnified to its satisfaction against the cost and expense of such defense or initiation.

         5. Indemnity. (a) The Company shall indemnify, hold harmless and defend the Security Agent and its directors, officers, agents, employees and controlling persons, from and against any and all claims, actions, obligations, liabilities and expenses, including defense costs, investigative fees and costs, reasonable legal fees, and claims for damages arising from the Security Agent's performance under this Agreement, except to the extent that such liability, cost, legal fee, obligation, action, expense or claim is directly attributable to the gross negligence or wilful misconduct of any of the foregoing persons. The Security Agent shall not be entitled to recover any costs arising under this
Section 5 from funds available in the Security Account. The provisions of this Section shall survive any termination, satisfaction or discharge of this Agreement as well as the resignation or removal of the Security Agent.

                  (b) The Company shall indemnify, hold harmless and defend the Collateral Agent and its directors, officers, agents, employees and controlling persons, from and against any and all claims, actions, obligations, liabilities and expenses, including defense costs, investigative fees and costs, reasonable legal fees, and claims for damages arising from the Collateral Agent's performance under this Agreement, except to the extent that such liability, cost, legal fee, obligation, action, expense or claim is directly attributable to the gross negligence or wilful misconduct of any of the foregoing persons. The Collateral Agent shall not be entitled to recover any costs arising under this Section 5 from funds available in the Collateral Account. The provisions of this Section shall survive any termination, satisfaction or discharge of this Agreement as well as the resignation or removal of the Collateral Agent.

         6. Grant of Security Interest; Appointment of Collateral Agent; Instructions to Security Agent.

                  (a) The Company hereby irrevocably grants a (to the Company's knowledge, with respect to priority only) first priority security interest to the Collateral Agent acting for the equal and ratable benefit of the August 2001 Trustee for the benefit of the holders of the August 2001 Notes, the January 2001 Trustee for the benefit of the holders of the 2001 Notes and the 2000 Trustee for the benefit of the holders of the 2000 Notes in all of the Company's right, title and interest in the Security Account, all funds credited therein and all U.S. Government Obligations held by (or otherwise maintained in the name of) the Security Agent pursuant to Section 2 hereof and credited to the Security Account, as well as all rights of the Company under this Agreement (collectively, the "Collateral"), in order to secure all obligations and indebtedness of the Company under the Notes and the Indentures. The Company shall take all actions necessary on its part to insure the continuance of a (to the Company's knowledge, with respect to priority only) first priority security interest, for the term of this Agreement, in the Collateral in favor of the Collateral Agent for the equal and ratable benefit of the Trustees in order to secure such obligations and indebtedness.

                  (b) The Collateral Agent hereby declares and agrees, and each of the August 2001 Trustee, the January 2001 Trustee and the 2000 Trustee agrees, that the Collateral Agent holds the Collateral as contemplated by Section (a) above as agent under the Agreement for the benefit of the August 2001 Trustee and the holders of the August 2001 Notes, the January 2001 Trustee and the holders of the 2001 Notes and the 2000 Trustee and the holders of the 2000 Notes as provided herein. By acceptance of the benefits of this Agreement, the August 2001 Trustee, the January 2001 Trustee and the 2000 Trustee (i) consent to the appointment of the Collateral Agent as agent hereunder, (ii) confirm that the Collateral Agent shall have the authority to act as the exclusive agent of the August 2001 Trustee's, the January 2001 Trustee and the 2000 Trustee for enforcement of any remedies under or with respect to this Agreement and the giving or withholding of any consent or approval relating to any Collateral of any of the August 2001 Trustee, the January 2001 Trustee's or the 2000 Trustee's obligations with respect thereto and (iii) agree that, except as provided in this Agreement, it shall not take any action to enforce any of such remedies or give any such consents or approvals.

                  (c) The Company and the Collateral Agent hereby irrevocably instruct the Security Agent to, and the Security Agent will, (i) (A) maintain sole dominion and control over funds credited to the Security Account for the benefit of the Collateral Agent acting for the equal and ratable benefit of the August 2001 Trustee for the benefit of the holders of the August 2001 Notes, the January 2001 Trustee for the benefit of the holders of the January 2001 Notes and the 2000 Trustee for the benefit of the 2000 Notes to the extent specifically required herein, (B) maintain, or cause its agent within the State of New York to maintain, possession of all certificated U.S. Government Obligations purchased hereunder that are physically possessed by the Security Agent in order for the Collateral Agent acting for the equal and ratable benefit of the August 2001 Trustee for the benefit of the holders of the August 2001 Notes the January 2001 Trustee for the benefit of the holders of the January 2001 Notes and the 2000 Trustee for the benefit of the 2000 Notes to enjoy a continuous perfected first priority security interest therein under the laws of the State of New York (the Company hereby agreeing that in the event any certificated U.S. Government

Obligations are in the possession of the Company or a third party, the Company shall use its commercially reasonable efforts to deliver all such certificates to the Security Agent for credit to the Security Account for the benefit of the Collateral Agent acting for the equal and ratable benefit of the August 2001 Trustee for the benefit of the holders of the August 2001 Notes, the January 2001 Trustee for the benefit of the holders of the January 2001 Notes and the 2000 Trustee for the benefit of the 2000 Notes) and (C) maintain the Collateral free and clear of all liens, security interests, safekeeping or other charges, demands and claims against the Security Agent of any nature now or hereafter existing in favor of anyone other than the Collateral Agent; (ii) promptly notify the Collateral Agent if the Security Agent receives written notice that any person other than the Collateral Agent has a lien or security interest upon any portion of the Collateral and (iii) in addition to disbursing amounts held in escrow pursuant to any Payment Notice and Disbursement Requests given to it by the Collateral Agent pursuant to Section 3, upon receipt of both (A) written notice from the Collateral Agent that either (x) as a result of an Event of Default the indebtedness represented by the 2000 Notes, the January 2001 Notes or the August 2001 Notes has been accelerated or (y) the maturity date of the 2000 Notes, the January 2001 Notes or the August 2001 Notes has occurred, under any of the Indentures, and (B) direction from the Collateral Agent to disburse all Available Funds to the applicable Trustee, as promptly as practicable, after following the procedures set forth in the fourth paragraph of Section 4, the Security Agent shall disburse all funds held in the Security Account to the applicable Trustee and transfer title to all U.S. Government Obligations held by the Security Agent hereunder to the Collateral Agent acting for the equal and ratable benefit of the August 2001 Trustee for the benefit of the holders of the August 2001 Notes, the January 2001 Trustee for the benefit of the January 2001 Notes and the 2000 Trustee for the benefit of the 2000 Notes. The lien and security interest provided for by this Section 6 shall automatically terminate and cease as to, and shall not extend or apply to, and the Collateral Agent shall have no security interest in, any funds disbursed by the Security Agent to the Company pursuant to this Agreement. The Security Agent shall act solely as the Collateral Agent's agent in connection with the duties under this Section 6, notwithstanding any other provision contained in this Agreement, without any right to receive compensation from the Collateral Agent and without any authority to obligate the Collateral Agent or to compromise or pledge its security interest hereunder.

                  (d) Any money and U.S. Government Obligations collected by the August 2001 Trustee, the January 2001 Trustee or the 2000 Trustee pursuant to
Section 6(c)(iii) shall be applied as provided in the Indentures.

                  (e) The Company will execute and deliver to the Collateral Agent such instruments and documents as may be required or as the Collateral Agent may reasonably deem necessary or advisable to confirm or perfect the rights of the Collateral Agent under this Agreement and the Collateral Agent's interest in the Collateral. The Company will take all necessary action to preserve and protect the security interest created hereby as a lien and encumbrance upon the Collateral.

                  (f) The Company hereby appoints the Collateral Agent as its attorney-in-fact effective upon either (i) the acceleration of the indebtedness represented by the 2000 Notes, the January 2001 Notes or the August 2001 Notes due to the occurrence of an Event of Default under any of the Indentures or (ii) the maturity of the 2000 Notes, the January 2001 Notes or the August 2001 Notes, with full power of substitution to do any act which the Company is obligated hereto to do, and the Collateral Agent may exercise such rights as the Company might exercise with respect to the Collateral and to take any action in the Company's name to protect the Collateral Agent's security interest hereunder. Prior to the occurrence of an Event of Default known to the Collateral Agent, the Collateral Agent shall have no duty or obligation to verify or maintain the perfection of any security interest created hereby.

         7.       Collateral Agent.

                  Limitation of the Collateral Agent's Liability; Responsibilities of the Collateral Agent. The Collateral Agent's responsibility and liability under this Agreement shall be limited as follows: (i) the Collateral Agent does not represent, warrant or guaranty to the holders of the Notes from time to time the performance of either the August 2001 Trustee, the January 2001 Trustee or the 2000 Trustee; (ii) the Collateral Agent shall have no responsibility to the Company, the August 2001 Trustee, the January 2001 Trustee or the 2000 Trustee or the holders of the Notes from time to time as a consequence of the performance by the Collateral Agent hereunder, except for any gross negligence or wilful misconduct of the Collateral Agent and except with respect to claims based upon such gross negligence or wilful misconduct that are successfully asserted against the Collateral Agent; (iii) the August 2001 Trustee, the January 2001 Trustee and the 2000 Trustee shall remain solely responsible for all aspects of their respective business and conduct; and (iv) the Collateral Agent is not obligated to supervise, inspect, or inform the Company or any third party of any matter referred to above.

                  No implied covenants or obligations shall be inferred from this Agreement against the Collateral Agent, nor shall the Collateral Agent be bound by the provisions of any agreement beyond the specific term hereof. Specifically and without limiting the foregoing, the Collateral Agent shall in no event have any liability in connection with its capacity as Collateral Agent or the efforts of the August 2001 Trustee for the benefit of the holders of the August 2001 Notes, the efforts of the January 2001 Trustee for the benefit of the holders of the January 2001 Notes and the efforts of the 2000 Trustee for the benefit of the 2000 Notes, of any funds or U.S. Government Obligations held by it hereunder, including without limitation any liability for any delay not resulting from gross negligence or wilful misconduct in such capacity as Collateral Agent or the efforts of the August 2001 Trustee for the benefit of the holders of the August 2001 Notes, the efforts of the January 2001 Trustee for the benefit of the holders of the January 2001 Notes and the efforts of the 2000 Trustee for the benefit of the holders of the 2000 Notes, or for any loss of principal or income incident to any such delay.

                  The Collateral Agent shall be entitled to rely upon any judicial order or judgment, upon any written Opinion of Counsel or upon any certification, instruction, notice, or other writing delivered to it by the Company in compliance with the provisions of this Agreement without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of service thereof. The Collateral Agent may act in reliance upon any instrument comporting with the provisions of this Agreement or signature believed by it to be genuine and may assume that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

                  At any time, the Collateral Agent may request in writing an instruction in writing from either the August 2001 Trustee, the January 2001 Trustee or the 2000 Trustee, and may at its own option include in such request the course of action it proposes to take and the date on which it proposes to act, regarding any matter arising in connection with its duties and obligations hereunder; provided, however, that the Collateral Agent shall state in such request that it believes in good faith that such proposed course of action is consistent with another identified provision of this Agreement. The Collateral Agent shall not be liable to any of the August 2001 Trustee, the January 2001 Trustee or the 2000 Trustee for acting without any of the August 2001 Trustee's Consent, the January 2001 Trustee's Consent or the 2000 Trustee's Consent in accordance with such a proposal on or after the date specified therein if (i) the specified date is at least two Business Days after the Company receives the Security Agent's request for instructions and its proposed course of action, which instructions shall have been delivered to the Company at least two Business Days prior to such action and (ii) prior to so acting, the Security Agent has not received the written instructions requested from the Company, which instructions shall have been delivered to the Company at least two Business Days prior to such action.

                  The Collateral Agent may act pursuant to the written advice of counsel chosen by it with respect to any matter relating to this Agreement and (subject to this Section 7) shall not be liable for any action taken or omitted in accordance with such advice.

                  The Collateral Agent shall not be called upon to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property credited hereunder.

                  In the event of any ambiguity in the provisions of this Agreement with respect to any funds or property credited hereunder, the Collateral Agent shall be entitled to refuse to comply with any and all claims, demands or instructions with respect to such property or funds, and the Collateral Agent shall not be or become liable for its failure or refusal to comply with conflicting claims, demands or instructions. The Collateral Agent shall be entitled to refuse to act until either any conflicting or adverse claims or demands shall have been finally determined by a court of competent jurisdiction or settled by agreement between the conflicting claimants as evidenced in a writing, satisfactory to the Collateral Agent, in which event the Collateral Agent shall act in accordance with such determination or agreement.

                  No provision of this Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

                  The Collateral Agent shall not be required to institute legal proceedings of any kind and shall not be required to initiate or defend any legal proceedings which may be instituted against it in respect of the subject matter of this Agreement. If the Collateral Agent does elect to act it will do so only to the extent that it is indemnified to its satisfaction against the cost and expense of such defense or initiation.

         8. Termination. This Agreement shall terminate automatically following disbursement of all funds remaining in the Security Account (including U.S. Government Obligations), unless sooner terminated by agreement of the parties hereto (in accordance with the terms hereof and not in violation of either of the Indentures); provided, however, that the obligations of the Company under Section 5 (and any existing claims thereunder) shall survive termination of this Agreement or the resignation of the Security Agent.

         9.       Miscellaneous.

                  (a) Waiver. Any party hereto may specifically waive any breach of this Agreement by any other party, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party and specifically designating the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.

                  (b) Invalidity. If for any reason whatsoever any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the parties' intent.

                  (c) Assignment; Successors. This Agreement is personal to the parties hereto, and the rights and duties of any party hereunder shall not be assignable except with the prior written consent of each of the other parties. Notwithstanding the foregoing, this Agreement shall inure to and be binding upon the parties and their successors and permitted assigns.

                  (d) Benefit. The parties hereto and their successors and permitted assigns, but no others, shall be bound hereby and entitled to the benefits hereof; provided, however, that the holders of the Notes and their permitted assigns shall be entitled to the benefits hereof and to enforce this Agreement in accordance with the terms of the applicable Indenture.

                  (e) Time. Time is of the essence of each provision of this Agreement.

                  (f) Entire Agreement; Amendments. This Agreement, the Indentures and the terms of the Notes thereunder contain the entire agreement among the parties with respect to the subject matter hereof and supersede any and all prior agreements, understandings and commitments, whether oral or written. This Agreement may be amended only by a writing signed by a duly authorized representative of each party hereto.

                  (g) Notices. Any notice or communication shall be in writing and delivered in person or mailed by first-class mail or sent by facsimile (with a hard copy delivered in person or by mail promptly thereafter) and addressed as follows:

                  To Collateral Agent, Security Agent, August 2001 Trustee, January 2001 Trustee or 2000 Trustee, in each case addressed in its specific capacity:

                  Wells Fargo Bank Minnesota, N.A.
                  Sixth & Marquette
                  MAC N9303-110
                  Minneapolis, MN 55479
                  Attn: Corporate Trust Services-Alamosa (Delaware), Inc.
                  Facsimile: (612) 667-9825
                  Telephone: (612) 667-9764

                  To the Company:

                  Alamosa (Delaware), Inc.
                  5225 S. Loop 289
                  Lubbock, Texas 79424
                  Attn:  Kendall W. Cowan
                  Facsimile:  (806) 722-1423
                  Telephone:  (806) 722-1100

                  with a copy to:

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  Four Times Square
                  New York, NY 10036
                  Attn: Fred B. White, III
                  Facsimile: 212-735-2000
                  Telephone: 212-735-3000

or at such other address as the specified entity most recently may have designated in writing in accordance with this Section.

                  (h) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  (i)      Captions.  Captions in this Agreement are for
                           --------
convenience only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

                  (j) Choice of Law. The existence, validity, construc tion, operation and effect of any and all terms and provisions of this Agreement shall be determined in accordance with and governed by the laws of the State of New York. The parties to this Agreement hereby agree that jurisdiction over such parties and over the subject matter of any action or proceeding arising under this Agreement may be exercised by a competent Court of the State of New York, or by a United States Court sitting in New

York City. The Company hereby submits to the personal jurisdiction of such courts, hereby waives personal service of process upon it and consents that any such service of process may be made by certified or registered mail, return-receipt requested, directed to the Company at its address last specified for notices hereunder, and service so made shall be deemed completed five (5) days after the same shall have been so mailed. All actions and proceedings brought by the Company, or the Trustee against the Security Agent relating to or arising from, directly or indirectly, this Agreement shall be litigated only in Federal or New York State courts within the State of New York.

                  (k) The Company hereby represents and warrants that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes the legal, valid and binding obligation of the Company. The execution, delivery and performance of this Agreement by the Company does not violate any applicable law or regulation to which the Company is subject and does not require the consent of any governmental or other regulatory body to which the Company is subject, except for such consents and approvals as have been obtained and are in full force and effect. The Company hereby covenants that it will not change its jurisdiction of incorporation without providing the Security Agent and the Collateral Agent with 30 days prior written notice of such change.

                  (l) Each of the Security Agent and the Collateral Agent hereby represents and warrants that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation.

                                      -S1-

                  IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day first above written.


SECURITY AGENT:
                                              WELLS FARGO BANK MINNESOTA,
                                              N.A., as Security Agent


                                              By:/s/ Michael T. Lechner
                                                 -------------------------------
                                                 Name: Michael T. Lechner
                                                 Title:  Corporate Trust
                                                         Officer


August 2001 TRUSTEE:(as to
Paragraph 6(b) only):                         WELLS FARGO BANK MINNESOTA,
                                              N.A., as Trustee


                                              By:/s/ Michael T. Lechner
                                                 -------------------------------
                                                 Name: Michael T. Lechner
                                                 Title:  Corporate Trust
                                                         Officer


January 2001 TRUSTEE:(as to
Paragraph 6(b) only):                         WELLS FARGO BANK MINNESOTA,
                                              N.A., as Trustee


                                              By:/s/ Michael T. Lechner
                                                 -------------------------------
                                                 Name: Michael T. Lechner
                                                 Title:  Corporate Trust
                                                         Officer


2000 TRUSTEE (as to
Paragraph 6(b) only):                         WELLS FARGO BANK MINNESOTA,
                                              N.A., as Trustee


                                              By:/s/ Michael T. Lechner
                                                 -------------------------------
                                                 Name: Michael T. Lechner
                                                 Title:  Corporate Trust
                                                         Officer

                                      -S2-

COLLATERAL AGENT:                             WELLS FARGO BANK MINNESOTA,
                                              N.A., as Collateral Agent

                                              By:/s/ Michael T. Lechner
                                                 -------------------------------
                                                 Name: Michael T. Lechner
                                                 Title:  Corporate Trust
                                                         Officer

                                      -S3-

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day first above written.


COMPANY:                                      ALAMOSA (DELAWARE), INC.


                                              By:/s/ David E. Sharbutt
                                                 -------------------------------
                                                 Name: David E. Sharbutt
                                                 Title:  Chairman of the
                                                         Board and CEO

                         EXHIBIT A TO SECURITY AGREEMENT

             Form of Trustee Payment Notice and Disbursement Request

                     (Letterhead of the Applicable Trustee)

                                     [Date]


Attn:     Collateral Agent
          Wells Fargo Bank Minnesota, N.A.
          Corporate Trust Services
          Escrow Accounts

          Re:  Disbursement Request No. ________________
               (indicate whether revised)

Ladies and Gentlemen:

                  We refer to the Security Agreement, dated as of August 15, 2001 (the "Security Agreement") among Alamosa (Delaware), Inc., a Delaware corporation (the "Company"), Wells Fargo Bank Minnesota, N.A., as security agent (in such capacity the "Security Agent"), Wells Fargo Bank Minnesota, N.A., as collateral agent (in such capacity, the "Collateral Agent") for Wells Fargo Bank Minnesota, N.A., as trustee (in such capacity, the "August 2001 Trustee"), Wells Fargo Bank Minnesota, N.A., as trustee under the August 2001 Indenture (as defined herein) (in such capacity, the "January 2001 Trustee") under the January 2001 Indenture (as defined herein) and for Wells Fargo Bank Minnesota, N.A., as trustee (in such capacity, the "2000 Trustee", and together with the August 2001 Trustee and the January 2001 Trustee, the "Trustees") under the 2000 Indenture, the August 2001 Trustee (as to paragraph 6(b)), the January 2001 Trustee (as to paragraph 6(b)) and the 2000 Trustee (as to paragraph 6(b)). Capitalized terms used and not otherwise defined herein shall have the meaning given in the Security Agreement.

                  This letter constitutes a Trustee Payment Notice and Disbursement Request under the Security Agreement.

                  [choose one of the following, as applicable]

                  [The undersigned hereby notifies you that a scheduled interest payment on the August 2001 Notes in the amount of $_________ is due and payable on ___________, ____ and requests that you for the benefit of us send to the Security Agent a Collateral Agent Payment and Disbursement Request requesting

                                      -S2-

disbursement of funds contained in the Security Account in such amount.](1)

                  [The undersigned hereby notifies you that a scheduled interest payment on the 2000 Notes in the amount of $_________ is due and payable on ___________, ____ and requests that you for the benefit of us send to the Security Agent a Collateral Agent Payment and Disbursement Request requesting disbursement of funds contained in the Security Account in such amount.](2)

                  [The undersigned hereby (i) notifies you that a scheduled interest payment on the January 2001 Notes in the amount of $_________ is due and payable on ________, ____, (ii) that the undersigned, in its capacity as January 2001 Trustee, has delivered to the Collateral Agent a completed Withdrawal Certificate substantially in the form of Exhibit C, and (iii) hereby requests a disbursement of funds contained in the Security Account in the amount of the Shortfall Amount (as defined in the Withdrawal Certificate).](3)

                  [The undersigned hereby authorizes you, pursuant to Section 3(d) of the Security Agreement, to send to the Security Agent a Collateral Agent Payment and Disbursement Notice to release all Available Funds in the Security Account to the Company (to an account designated by the Company in writing) and to release all U.S. Government Obligations in the Security Account to the Company (to an account designated by the Company in writing).]

                  In connection with the requested disbursement, the undersigned hereby notifies you that:

                  1. We have no actual knowledge that any Event of Default has occurred and is continuing with respect to any of the Notes.

                  2. All prior disbursements from the Security Account have been Applied.

------------------
        (1) Language applicable only when an interest payment on the August 2001 Notes is due.

        (2) Language applicable only when an interest payment on the August 2001 Notes is due.

        (3) Language applicable only in the event of a scheduled interest payment on the January 2001 Notes after an attempted draw by the January 2000 Trustee on the January Security Account that results in a shortfall.

                                      -S3-

                  3.       Wells Fargo Bank Minnesota, N.A.
                           ABA # 09100019
                           F/F/C: 0001038377
                           Credit to: 11455500
                           Ref: Alamosa

                  The Collateral Agent is entitled to rely on the foregoing in giving the Security Agent a Collateral Agent Payment Notice and Disbursement Request requesting disbursement of funds relating to this Trustee Payment Notice and Disbursement Request.


                                           [WELLS FARGO BANK MINNESOTA,
                                           N.A., as August 2001 Trustee


                                           By:                                 ]
                                               --------------------------------
                                               Name:
                                               Title:


                                           [WELLS FARGO BANK MINNESOTA,
                                           N.A., as January 2001 Trustee


                                           By:                                 ]
                                               --------------------------------
                                               Name:
                                               Title:


                                           [WELLS FARGO BANK MINNESOTA,
                                           N.A., as 2000 Trustee


                                           By:                                 ]
                                               --------------------------------
                                               Name:
                                               Title:

                         EXHIBIT B TO SECURITY AGREEMENT

        Form of Collateral Agent Payment Notice and Disbursement Request

                      (Letterhead of the Collateral Agent)

                                     [Date]


Attn:    Wells Fargo Bank Minnesota, N.A.
         Corporate Trust Services
         Escrow Accounts

         Re:  Disbursement Request No.
              (indicate whether revised)

Ladies and Gentlemen:

                  We refer to the Security Agreement, dated as of August 15, 2001 (the "Security Agreement") among Alamosa (Delaware), Inc., a Delaware corporation (the "Company"), Wells Fargo Bank Minnesota, N.A., as security agent (in such capacity the "Security Agent"), Wells Fargo Bank Minnesota, N.A., as collateral agent (in such capacity, the "Collateral Agent") for Wells Fargo Bank Minnesota, N.A., as trustee (in such capacity, the "August 2001 Trustee"), Wells Fargo Bank Minnesota, N.A., as trustee under the August 2001 Indenture (as defined herein) (in such capacity, the "January 2001 Trustee") under the January 2001 Indenture (as defined herein) and for Wells Fargo Bank Minnesota, N.A., as trustee (in such capacity, the "2000 Trustee", and together with the August 2001 Trustee and the January 2001 Trustee, the "Trustees") under the 2000 Indenture, the August 2001 Trustee (as to paragraph 6(b)), the January 2001 Trustee (as to paragraph 6(b)) and the 2000 Trustee (as to paragraph 6(b)). Capitalized terms used and not otherwise defined herein shall have the meaning given in the Security Agreement.

                  This letter constitutes a Collateral Agent Payment Notice and Disbursement Request under the Security Agreement.

                  [choose one of the following, as applicable]

                  [The undersigned hereby notifies you that a scheduled interest payment on the August 2001 Notes in the amount of $_________ is due and payable on ___________, ____ and requests a

                                      -S2-

disbursement of funds contained in the Security Account in such amount.](4)

                  [The undersigned hereby notifies you that a scheduled interest payment on the 2000 Notes in the amount of $_________ is due and payable on ___________, ____ and requests a disbursement of funds contained in the Security Account in such amount.](5)

                  [The undersigned hereby (i) notifies you that a scheduled interest payment on the January 2001 Notes in the amount of $_________ is due and payable on ________, ____, (ii) that the January 2001 Trustee has delivered to the undersigned in its capacity as Collateral Agent a completed Withdrawal Certificate substantially in the form of Exhibit C and (iii) hereby requests a disbursement of funds contained in the Security Agreement in the amount of the Shortfall Amount (as defined in the Withdrawal Certificate).](6)

                  [The undersigned hereby authorizes you, pursuant to Section 3(d) of the Security Agreement, to release all Available Funds in the Security Account to the Company (to an account designated by the Company in writing) and to release all U.S. Government Obligations in the Security Account to the Company (to an account designated by the Company in writing).]

                  In connection with the requested disbursement, the undersigned hereby notifies you that:

                  1. We have no actual knowledge that any Event of Default has occurred and is continuing with respect to any of the Notes.

                  2. All prior disbursements from the Security Account have been Applied.

                  3.       Wells Fargo Bank Minnesota, N.A.
                           ABA # 09100019
                           F/F/C: 0001038377
                           Credit to: 11455500
---------------
        (4) Language applicable only when an interest payment on the August 2001 Notes is due.

        (5) Language applicable only when an interest payment on the 2000 Notes is due.

        (6) Language applicable only in the event of a scheduled interest payment on the January 2001 Notes after an attempted draw by the January 2001 Trustee on the January Security Account that results in a shortfall.

                                      -S3-

                       Ref: Alamosa

                  The Security Agent is entitled to rely on the foregoing in disbursing funds relating to this Collateral Agent Payment Notice and Disbursement Request.


                                             WELLS FARGO BANK MINNESOTA,
                                             N.A., as Collateral Agent


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                         EXHIBIT C TO SECURITY AGREEMENT

                         Form of Withdrawal Certificate

                    (Letterhead of the January 2001 Trustee)

                                     [Date]


Attn:    Collateral Agent
         Wells Fargo Bank Minnesota, N.A.
         Corporate Trust Services
         Escrow Accounts

         Re:   Shortfall In Disbursement Request No.
               (indicate whether revised)

Ladies and Gentlemen:

                  We refer to the Security Agreement, dated as of August 15, 2001 (the "Security Agreement") among Alamosa (Delaware), Inc., a Delaware corporation (the "Company"), Wells Fargo Bank Minnesota, N.A., as security agent (in such capacity the "Security Agent"), Wells Fargo Bank Minnesota, N.A., as collateral agent (in such capacity, the "Collateral Agent") for Wells Fargo Bank Minnesota, N.A., as trustee (in such capacity, the "August 2001 Trustee"), Wells Fargo Bank Minnesota, N.A., as trustee under the August 2001 Indenture (as defined herein) (in such capacity, the "January 2001 Trustee") under the January 2001 Indenture (as defined herein) and for Wells Fargo Bank Minnesota, N.A., as trustee (in such capacity, the "2000 Trustee", and together with the August 2001 Trustee and the January 2001 Trustee, the "Trustees") under the 2000 Indenture, the August 2001 Trustee (as to paragraph 6(b)), the January 2001 Trustee (as to paragraph 6(b)) and the 2000 Trustee (as to paragraph 6(b)). Capitalized terms used and not otherwise defined herein shall have the meaning given in the Security Agreement.

                  "January Security Agreement" shall mean the security agreement, dated as of January 31, 2001, among Alamosa (Delaware), Inc., a Delaware corporation, Wells Fargo Bank Minnesota, N.A., as security agent, Wells Fargo Bank Minnesota, N.A., as collateral agent for Wells Fargo Bank Minnesota, as trustee under the Indenture dated as of January 31, 2001 between Alamosa (Delaware), Inc. and Wells Fargo Bank Minnesota, N.A., as trustee, the 2001 Trustee (as to paragraph 6(b)) and the 2000 Trustee (as to paragraph 6(b)).

                  This letter constitutes a Withdrawal Certificate under the Security Agreement.

                                      -S2-

                  [The undersigned hereby (i) notifies you that a scheduled interest payment on the January 2001 Notes in the amount of $_________ was due and payable on ________, ____, (ii) that the undersigned, in its capacity as January 2001 Trustee, has delivered to the Collateral Agent under the January Security Agreement a completed Trustee Notice and Disbursement Request in accordance with the terms of the January Security Agreement and (iii) was informed by the Collateral Agent under the January Security Agreement that there was a shortfall in the funds available for disbursement pursuant to such Trustee Notice and Disbursement Request in the amount of $___________(the "Shortfall Amount").

                  The Collateral Agent is entitled to rely on the foregoing in giving the Security Agent a Collateral Agent Payment Notice and Disbursement Request requesting disbursement of funds relating to the Trustee Payment Notice and Disbursement Request following receipt by the Collateral Agent of this Withdrawal Certificate.


                                     [WELLS FARGO BANK MINNESOTA,
                                     N.A., as August 2001 Trustee


                                     By:                                       ]
                                         --------------------------------------
                                         Name:
                                         Title:


                                     [WELLS FARGO BANK MINNESOTA,
                                     N.A., as January 2001 Trustee


                                     By:                                       ]
                                         --------------------------------------
                                         Name:
                                         Title:


                                     [WELLS FARGO BANK MINNESOTA,
                                     N.A., as 2000 Trustee


                                     By:                                       ]
                                         --------------------------------------
                                         Name:
                                         Title:

                                      -S1-

                         EXHIBIT D TO SECURITY AGREEMENT

                           Security Agent Compensation


Acceptance:                        $3,000

Annual Administration:             $3,000